Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepaid Expenses And Other Current Assets
Receivable for common stock warrants proceeds		$ 3,258
Prepaid expenses	439	824
Security deposits	85	149
Other	286	756
Total	$ 810	$ 4,987